                                                              October 23, 1996

Mr. J. Forsythe
Vice President Operations
Avis, Inc.
900 Old Country Road
Garden City, NY 11530

Dear Mr. Forsythe:

This letter will confirm the agreement ("Agreement") reached between Avis, Inc. ("Avis") and General Motors ("GM") regarding Avis' purchase or lease of GM vehicles for model year 1997 through model year 2000. The details of this Agreement are as follows:

1997 MODEL YEAR

1. Avis will purchase or lease from GM dealers of their choice a minimum of 121,750 1997 model GM vehicles under the terms and conditions of GM's 1997 Model Year Daily Rental Fleet Program (refer Attachment 1). Avis has agreed to purchase these GM vehicles in a mix which includes a considerable number of GM's higher priced vehicles and which represents a higher percentage of these units than Avis otherwise would purchase. The agreed mix of units is as follows:


Metro            2,500            Bonneville               5,075

Prizm            9,400            LeSabre                  4,000

Cavalier        15,400            Eighty Eight             1,000

Sunfire          5,050            DeVille                  4,000

Sunfire Cvt.       100            Venture                    100

Malibu           1,250            Trans Sport                100

Grand Am        17,850            Astro                      300

Skylark         14,050            Blazer                   6,000

Achieva         11,675            Jimmy                    1,500

Lumina          14,650            Chevy Full-size Van        150

Monte Carlo      2,500            GMC Full-size Van           50

Grand Prix       1,500            Tracker                    150
                                                         -------

Supreme          3,400                   Total Units     121,750

Mr. J. Forsythe
October 23, 1996
Page 2

2. Avis agrees that in all advertising and promotional materials which Avis undertakes for the 1997 Model Year (September 1, 1996 through August 31, 1997), Avis will feature only General Motors products where any vehicle is featured or promoted. Consequently, when Avis advertising or promotional materials feature or promote a vehicle, a General Motors' product shall be featured and promoted in accordance with the custom of the Rent A Car industry with a tag line substantially similar to the following:

           "We feature (Trade name GM vehicle) and other fine GM vehicles"

3. In exchange for this Agreement to purchase, promote and service the number of 1997 models and in a vehicle mix satisfactory to GM, as described in Paragraph 1, GM will provide Avis with the sum of $64,527,500 in addition to any incentives due under the terms and conditions of GM's 1997 Model Year Daily Rental Fleet Program.

         Also, per our agreement, GM will provide Avis an additional 13,000 units in an agreed upon mix for the sum of $6,890,000.

         (a) Avis is required to purchase a minimum of 4,000 incremental vehicles in order to qualify for the option to buy. Available carlines include Cavalier, Skylark, Bonneville, Eighty Eight, LeSabre, Aurora, Astro/Safari, Blazer/Jimmy. Additional carlines may become available throughout the model year. Mix is to be mutually agreed upon by GM-NAO Fleet and Avis, Inc.

                  First Option expires on January 17, 1997 for 4,000 units Second Option expires on February 28, 1997 for 3,000 units Third Option expires on March 31, 1997 for 2,000 units

4. The pro rata portion of the sum described in Paragraph 3, will be paid to Avis by the 25th of the month following vehicle delivery and receipt of a diskette/electronic media transmission by GM provided GM receives Avis' diskette/electronic media transmission by the last business day of the month. A diskette/electronic media transmission received after the last business day of the month will be paid by the 25th of the following month. This diskette/electronic media transmission must include VIN numbers on the portion of the minimum 121,750 units delivered in the preceding month and not covered in previous payments. Attachment 2 details data transmission and record format requirements and should be used when reporting vehicle acquisitions. The report of vehicle acquisitions should

Mr. J. Forsythe
October 23, 1996
Page 3

         be transmitted by EDS Elite to the GM Consolidated Fleet
         Redistribution Department or diskettes sent to the following address:

                  Attention:  P. E. McCabe, Director-Finance
                  NAO Fleet Operations
                  MC 408-205-206
                  30007 Van Dyke Avenue
                  Warren, Michigan, 48090

         In the event that Avis does not purchase or lease the agreed number of vehicles at the agreed mix, all payments made to Avis as described in Paragraph 4 by General Motors will be reimbursed to GM on demand subject to Paragraph 5.

5. All volume and mix requirements are subject to reasonable minor adjustments based on mutual agreement between the parties when the exact circumstances faced by both parties are known at the time of vehicle delivery. It is understood that these adjustments may require Avis to purchase a comparably priced mix of product. In the event that either party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the parties will enter negotiations with the intent of allowing both to continue business without substantial penalty.

6. In the event that GM desires to sell additional daily rental vehicles to GM dealers for sale or lease to Avis, and Avis agrees to purchase additional vehicles from GM dealers of their choice, GM will provide Avis with the sum of $530,000 in exchange for 1,000 unit incremental volume packages in a mix similar to that described in paragraph 1.

         Additionally, in the event Avis purchases an existing licensee during the 1997 model year, and such existing Avis licensee is:

         (1) A Participating Avis Licensee under the terms of the Agreement between the Avis Licensee Association and GM dated September 10, 1996 ("ALA Agreement"), GM agrees to accept an assignment of the purchase volume, mix and monies identified in the Participation Form executed by the Participating Avis Licensee under the ALA Agreement; or

         (2) A non-Participating Avis Licensee party to a purchase agreement with GM, GM agrees to accept an assignment of the purchase volume, mix and monies identified in the purchase agreement for that non-Participating Avis Licensee;

Mr. J. Forsythe
October 23, 1996
Page 4

         Provided such agreement is signed by such existing Avis licensee, the Avis Licensee Association, if applicable, and Avis, and is in a form acceptable to GM.

7. GM agrees to provide Avis with GM's 1997 Model Year Daily Rental Fleet Program depreciation rates as detailed in Attachment 1 on the 121,750 units described in paragraph 1. GM agrees that if depreciation rates are reduced, Avis will receive a similar reduction. Further, GM agrees that any increase in the published allowance(s) applicable to fleet purchases at risk will also apply to Avis under paragraph 6 for reclassification purposes.

8. Avis agrees to provide to GM, at the beginning of each month, a schedule of anticipated purchases of 1997 model year vehicles (model year fleet plan) by division and car line, by month and model year. Avis also agrees to provide to GM, at the end of each month, a schedule of 1996 and 1997 model vehicle returns by month for the 1996 and 1997 calendar years. Receipt of the information described in this paragraph is an additional condition of payment of the amounts discussed in this Agreement.

9. Avis agrees to retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program. Avis agrees to permit any designated representative of GM to examine, audit and take copies of any accounts and records Avis is to maintain under this Agreement. Avis agrees to make such accounts and records readily available at its facilities during regular business hours. GM agrees to furnish Avis with a list of any reproduced records.

The Reclassification Program for the 1997 model year is under development and will be mailed under a separate cover. The reclassification program is the process by which vehicles are converted from repurchase (VN9) to risk (VX5).

MODEL YEARS 1998 THROUGH 2000

This letter will also confirm the Agreement reached between Avis and GM regarding Avis' purchase or lease of GM vehicles for model year 1998 through model year 2000. The details of this Agreement are as follows:


10.      GM agrees to commit to Avis the availability of the 100%
         Repurchase Program through model year 2000.

11. GM agrees to extend the terms and conditions of GM's 1997 Model Year Daily Rental Fleet Program (refer Attachment 1) for model year 1998 through model year 2000.

         GM reserves the right to place "new" models (as defined by GM) on any of the four (4) 1997MY repurchase percentage tiers or create a new tier. Additionally, GM also reserves the right to shift vehicles only to higher percentage tiers, (e.g. shift from repurchase tier 1 to tier 2, thus lowering Avis' vehicle depreciation cost).

12. GM agrees that Avis may purchase or lease from GM dealers of its choice a minimum of 100,000 vehicles for each model year 1998 through 2000.

         GM and Avis agree that vehicle mix and production timing provided to Avis in Model Years 1998 through 2000 will be mutually satisfactory to both parties.

13. During the term of this Agreement, providing GM can meet Avis' Fleet Purchase requirements, Avis agrees to maintain a minimum GM share penetration of 51%. Further, during the term of this Agreement, Avis agrees that all advertising and promotional materials which Avis undertakes for future model years, Avis will feature only General Motors products where any vehicle is featured or promoted. Accordingly, Avis agrees to allow such space and include such tag lines as in accordance with the custom of the trade and industry. In exchange, GM will provide Avis with a base sum of $25,000,000 for each model year 1998 through model year 2000. The actual amount in excess of $25,000,000 will be negotiated for each model year. These sums are in addition to any incentives due under the terms and conditions of GM's Model Year Daily Rental Fleet Programs, if any are available.

On behalf of the General Motors' Car and Truck Divisions, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.


                                            Very truly yours,

                                            /s/ Richard M. Lee

                                            Richard M. Lee
                                            Executive Director
                                            Fleet Operations

Agreed to:
Avis, Inc.

By: /S/ John Forsythe  (Mr. John Forsythe)
   --------------------
   Vice President Operations - U.S. Rent A Car

Date: 10/29/96
     ---------

              1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES



                                                    Attachment 1 - Part 1 of 2

                          GENERAL MOTORS CORPORATION
              1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES


1.       PROGRAM NAME AND NUMBER:


         1997 Model Year Passenger Car and Light Duty Truck 100% Repurchase Program for Daily Rental Operators - Program No. 97-02.


2.       PROGRAM DESCRIPTION:


         To provide General Motors dealers certain repurchase information on selected 1997 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental operators and eligible for repurchase by General Motors in accordance with the guidelines herein.

3.       PROGRAM ALLOWANCES:


         The repurchase amount shall be calculated as a percent of dealer invoice including freight. The repurchase percentage varies month by month and is determined by the month the vehicle is returned to and accepted by General Motors in accordance with GM Auction Guidelines.

         -        Vehicles are assigned into one of the four tier groups.
                  (Refer Attachment "A" for tier composition and Attachment "B" for respective tier monthly repurchase percentage)
         - The daily repurchase rate equals the change in the monthly rate divided by the number of calendar days for that month.
         - Out-of-service date shall be the date the vehicle is returned to an approved auction location provided the rental company meets all program parameters and completes the sign-off procedures.

         Damage allowance varies by return and acceptance date. (Refer Attachment "B")

         Vehicles are not eligible for Preferred Equipment Group
         (P.E.G.)/Option Group discounts.

         The following models are not eligible: Cavalier Z24, Corvette,

                                    1 of 14

              1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES



         Astro and Safari CargoVans, Suburban, Tahoe, Yukon, Van
         Conversions (including Hi-Cube and Stepvan), and Full Size Cargo
         Vans.

         Vehicles delivered from dealer inventory are not eligible for enrollment in the 1997 Repurchase Program.

         Dealers will receive seven (7) additional days following the expiration of transit time before the invoice is due for payment, in lieu of interest credit days. Vehicle payment is due upon delivery to the fleet customer (if prior to invoice interest commencement date). By providing this additional allowance, interest reimbursements will not be made for vehicles arriving one (1) to seven (7) days after the expiration of transit time. Vehicles arriving more than ten (10) days after the interest commencement date are eligible for reimbursement under the GM In-Transit Credit Program.

4.       DELIVERY/ORDER/IN-SERVICE/PRODUCTION PERIOD:

         Order - beginning with announcement of the 1997 model year program and ending when dealers are notified that 1997 model year orders are no longer being accepted.

         Production, Delivery, In-Service - 1997 model year.

         IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build in a requested time frame.

         Minimum In-Service Period - None.

         Maximum In-Service Period - 24 months or July 31, 1999 (which ever occurs first).

         Repurchase Mileage Requirements:

         -        No maximum mileage limitations.
         - Excess mileage penalty of $0.07 per mile over maximum free mileage levels that vary by month. (Refer Attachment "B")

         All units to be repurchased by General Motors Corporation under this program must be returned and accepted by July 31, 1999. Non-returned vehicles purchased under this program must remain in service a minimum of six (6) months (180 days). Documented frame, fire and/or water damaged vehicles which are ineligible for repurchase have no minimum in-service period.


                                    2 of 14

              1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES



5.       ELIGIBLE MODELS/REQUIRED OPTIONS AND/OR ORDER TYPES:

         All new and unused 1997 General Motors models, specified on Attachment "A", with required minimum factory installed equipment levels specified on Attachment "C" and processing options ordered for qualified daily rental operators for use as daily rental vehicles and delivered by GM dealers. (Refer to 10A).

         All qualified fleet orders for eligible models received from dealers must contain a valid Fleet Order Type.

         Ordering Instructions: All repurchase orders must contain fleet processing option VN9 and your customer UPC processing code. Vehicles must be ordered with minimum option requirements specified on Attachment "C".

         Dealer must take full responsibility for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee.

         All qualified fleet orders for eligible models received from the dealer must contain the Fleet Account Number (FAN) of record and account name.

         Dealer Order Acknowledgements must be checked to verify accuracy of order submitted.

         Dealer orders currently on hand or in the system that qualify under this program, except that they do not contain the appropriate processing options, can be amended or canceled and reordered if they have not been released to production. This is the ordering dealer's responsibility.

         Fleet orders submitted with Fleet Processing Option VN9 and incompatible retail incentive options will be rejected with an error message.

         Colors Not Eligible for Repurchase - Refer Mandatory Optional
         Equipment.

         Required Options - Processing Option VN9 and your customer assigned UPC processing code must be ordered by the dealer on repurchase vehicles to be enrolled in the 1997 Model Year Daily Rental 100% Repurchase Program. Processing Option VN9 will provide a net invoice
         - less holdback and advertising.



                                    3 of 14

              1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES



6.       COMPATIBLE INCENTIVE/ALLOWANCE PROGRAMS:

         Vehicles enrolled in the 1997 Model Year 100% Repurchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), Price Assurance and Price Protection. Chevrolet GEO Dealer Rent A Car System units (CGDRACS) and General Motors Dealer Rent A Car System units (GMDRACS) are not eligible for the 1997 Model Year 100% Repurchase Program.

7.       METHOD OF APPLICATION: Not Applicable.

8.       METHOD OF PAYMENT:

         Check to title holder or financial institution upon receipt and clearance of proper paperwork at auction site and General Motors Corporation.

         Repurchase payment is made in the form of a check to the title holder or financial institution at the address shown on the title, unless prior arrangements are made.

         The Payment Modification System (PMS) provides an effective method to redirect repurchase checks to lending institutions as co-payee with the titled owner.

         If a lender and a daily rental operator desire co-payee/redirection, please direct requests for additional information in writing to:

         NAO Dealer Accounting
         Mail Code 483-631-505
         P. O. Box 436014
         Pontiac, M1 48343-6014

9. FINAL DATE FOR SUBMISSION OF APPLICATTQNS AND RESOLUTION OF ALL APPLICABLE REJECTS: Not Applicable

10.      OTHER PROGRAM GUIDELINES:

         A. This is the General Motors guideline regarding the definition of a "rental" vehicle:

                  "The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle

                                    4 of 14

              1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES



                  ineligible for repurchase."

                  In the event a vehicle enrolled in the 100% Repurchase Daily Rental Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for repurchase. If necessary, General Motors will audit the customer to ensure compliance with this guideline.

         B. All dealers are responsible for maintaining a copy of a current General Motors dealer allowance incentive programs administrative manual, and, as such, all guidelines and terms contained therein will be applied to this program.

         C. Unless otherwise specified, all eligible units must be purchased from General Motors and delivered to the ultimate customer through a General Motors dealership. Purchases or deliveries made through any other entity or individual are ineligible for payment.

         D.       All deliveries to customers with a valid Fleet Account Number
                  (FAN) must be reported as fleet deliveries regardless of order type.

         E. Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement.

         F. Orders not produced during the 1997 model production period will be canceled. There are no provisions for dealers to receive any allowance for canceled orders.

         G. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.


                                    5 of 14

              1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES



11.      GENERAL POLICY GUIDELINES:

         A. All General Motors general guidelines and definition of terms relative to incentive programs (refer to General Motors Dealer Sales Allowance and Incentive Manual Articles 2 and 3) that were supplied to your dealership apply to this program.

         B. General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgements. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

                                    6 of 14

              1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES



                                                                                                              Attachment A

-----------------------------------------------------------------------------------------------------------------------------
                                           1997 MY - Daily Rental Fleet Program
                                             Residual Value Repurchase Program

-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
           Tier 1                           Tier 2                          Tier 3                        Tier 4
-----------------------------------------------------------------------------------------------------------------------------
            Metro                          Cavalier                        Grand Am                      DeVille
            Prizm                       Cavalier Convt.                    Skylark                     Park Avenue
           Tracker                          Lumina                         Achieva                       Riviera
           Malibu                         Monte Carlo                     Bonneville                      Aurora
           Sunfire                          Supreme                        LeSabre
       Sunfire Convt.                   S-Series Pickup                  Eighty Eight
         Grand Prix                         Sonoma
           Century                          Blazer
            Regal                            Jimmy
         GMT-600 (G                         Bravada
            Van)                          C/K Trucks
           Venture                           Astro
         Trans Sport                        Safari
         Silhouette                         Camaro
                                         Camaro Convt.




                                    7 of 14




                                                                                                Attachment B

 Month Of
  Vehicle
 Return &                                           Free      Damage
Acceptance          Repurchase Percentage           Miles1    Allowance2         Major Program Features
---------- ---------------------------------------  ------    ----------         ----------------------
           Tier 1      Tier 2   Tier 3   Tier 4
            %           %         %        %                                     100% Repurchase Program
Aug 1996    91          91.5      92       95       15,000    250
Sep         91          91.5      92       95       15,000    250                Repurchase amount calculated as percent of
Oct         91          91.5      92       95       20,000    250                Capitalized Cost based on month of return to
Nov         90          90.5      91       94       20,000    250                GM & acceptable by GM
Dec         89          90        91       94       20,000    250
-------------------------------------------------------------------------------
Jan 1997    88          89        90       93       22,500    250
Feb         86.5        88        89.5     92.5     22,500    250                The daily repurchase rate equals the monthly
Mar         85          87        89       92       22,500    250                rate difference divided by the number of
Apr         84.5        86        88       91       25,000    250                days in that month
May         83.5        85.5      87       90       25,000    250
June        82.5        84.5      86       89       25,000    250
-------------------------------------------------------------------------------
July        82.5        83.5      85       88       27,500    400                No Minimum in-Service
Aug         81          82.5      84       87       27,500    400                24 Month Maximum in-Service
Sep         79          81.5      83       86       27,500    400
Oct         79          80.5      82       85       29,000    400                No Maximum Mileage Limitations
Nov         79          80        81       84       29,000    400                $0.07 excess mileage penalty
Dec         79          80        80       83       29,000    400                Effective date of mileage change is the first
-------------------------------------------------------------------------------  day of the month
Jan 1998    80          80        80       83       31,000    550
Feb         78.5        79        80       83       31,000    550
Mar         78          78.5      79       82       31,000    550                Damage allowance varies by the return and
Apr         77          77.5      78       81       33,000    550                acceptance date
May         76          76.5      77       80       33,000    550                Effective date of damage allowance change
June        75          75.5      76       79       33,000    550                is the first day of the month
-------------------------------------------------------------------------------
July        74          74.5      75       78       35,000    550
Aug         73          73.5      74       77       35,000    550                Out-of-stock vehicles not eligible
Sep         72          72.5      73       76       35,000    550                P.E.G. discounts not available
Oct         71.5        72        72.5     75.5     37,500    550
Nov         71          71.5      72       75       37,500    550                Prior Repair Limits
Dec         71          71.5      72       75       37,500    550                -------------------
-------------------------------------------------------------------------------  $2,000 = "M.S.J.L.N" Models
Jan 1999    71          71.5      72       75       40,000    550                $2,000 - S-Pickup, Tracker
Feb         69          70        71       74       40,000    550                $2,500 - "A/W", "C/K" Truck & APV
Mar         67          68        68       72       40,000    550                $3,000 - "B.H.C" Models
Apr         65          67        67       70       42,500    550                $3,000 - "G/M" Vans, "S/T" Utility
May         63          65        65       68       42,500    550                $3,500 - All Cadillac Models
June        61          63        65       68       42,500    550                All units to be repurchased by General
July        59          61        63       66       42,500    550                Motors must be returned by and accepted
-------------------------------------------------------------------------------  by:   1997 Models - July 31, 1999

--------
1           $0.07 excess mileage penalty
2           $100 administration fee on units in excess of guidelines


                                    8 of 14



                                                                                                                       Attachment C

                                             CHEVROLET REQUIRED MINIMUM EQUIPMENT LEVELS

REVISED


                                  -------------------------------------------------------------------------------------
             OPTIONS                       Lumina              Lumina LS           Monte Carlo          Cav Coupe
-----------------------------------------------------------------------------------------------------------------------

                                           1WL69                 1WL69                1WW27               1JC37

Package                                     1SA                   1SC                  1SG                 1SB

Engine                                      L82                   L82                  L82                 LN2

Automatic Transmission                      MXO                   MXO                  MXO                 MX1

Air Conditioning                            STD                   STD                  STD                 C60

Brakes                                      JM4*                  STD                  STD                 STD

Seat Trim                                   N/R                   N/R                  N/R                 N/R

Radio                                       ULO                   STD                  STD                 UM6

Rear Defogger                               C49                   C49                  C49                 C49
                                  -------------------------------------------------------------------------------------

                         (RESTUBBED FROM TABLE ABOVE)


                                  -------------------------------------------------------------------------------------
             OPTIONS                      Cav Coupe RS           Cavalier          Cavalier LS        Cav Conv LS
-----------------------------------------------------------------------------------------------------------------------

                                             1JC37                 1JC69              1JF69              1JF67

Package                                       1SU                   1SF                1SH                1SP

Engine                                        LN2                   LN2                LN2                LN2

Automatic Transmission                        MX1                   MX1                MXO                MXO

Air Conditioning                              C60                   C60                STD                STD

Brakes                                        STD                   STD                STD                STD

Seat Trim                                     N/R                   N/R                N/R                N/R

Radio                                         UM6                   UM6                UM6                UM6

Rear Defogger                                 C49                   C49                C49                C49
                                  -------------------------------------------------------------------------------------


                                  -------------------------------------------------------------------------------------
             OPTIONS                      Tracker               Express              Express              Astro
-----------------------------------------------------------------------------------------------------------------------

                                          CE10367               CG11046              CG31706             CM11006

                                          CJ10367                                   12/15PASS            CL11006

Package                                     1SB                   1SC                  1SC                 1SC

Engine                                      LO1                   L30                  L31                 L35

Automatic Transmission                      MX1                   MT1                  MT1                 M30

Seat Trim                                   N/R                   **G                  **G                 **G

Radio                                       STD                   UM6                  UM6                 STD

Rear Defogger                                xx                    xx                  xx                  N/R

Rear Axle                                    xx                   GU6                  GT4               GT4/GU6

Moldings                                     xx                    xx                  xx                 IN PKG
                                  -------------------------------------------------------------------------------------

                         (RESTUBBED FROM TABLE ABOVE)

                                  -------------------------------------------------------------------------------------
             OPTIONS                         Blazer               Metro              Metro                Prizm
-----------------------------------------------------------------------------------------------------------------------

                                             CS/CT                1MR08              IMR69                ISK19



Package                                       1SC                  1SD                1SA                  1SB

Engine                                        L35                  L72                L72                  L01

Automatic Transmission                        M30                  MX1                MX1                  MX1

Seat Trim                                     N/R                  N/R                N/R                  N/R

Radio                                        IN PKG                UL1                UL1                  UL1

Rear Defogger                                 ZM8                  C49                C49                  C49

Rear Axle                                      xx                  UL1                UL1                  UL1

Moldings                                       xx                  C49                C49                  C49
                                  -------------------------------------------------------------------------------------



Unacceptable Color:  Black
Note #1:  Lumina has same model designation for Base and LS.  PEG will determine which model is built.
Note #2:  Cargo Vans are not included in the VN9 Program
Note #3:  Four Wheel Drive Blazer requires ZM5, Four Wheel Drive Tracker requires NY7
*  Mandatory thru December production

               1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES


                                                                        CHEVROLET

                                         -------------------------------------------------------------------------
OPTIONS                                                CAMARO                        CAMARO CONVERTIBLE
------------------------------------------------------------------------------------------------------------------

                                                        1FP87                               1FP67

Package                                                  1SB                                 1SE

Engine                                                   L36                                 L36

Automatic Transmission                                   MXO                                 MXO

Air Conditioning                                         STD                                 STD

Seat Trim                                                AR9                                 AR9

Radio                                                    ULO                                 ULO

Rear Defogger                                            C49                                 XX
                                         -------------------------------------------------------------------------

                       1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES


                          PONTIAC REQUIRED MINIMUM EQUIPMENT LEVELS

                                           REVISED


                                             --------------------------------------------------------------------------------
OPTIONS                                                    Sunfire*                  Sunfire Conv.             Grand Am
-----------------------------------------------------------------------------------------------------------------------------
                                                          B37V @ 30%                      B67V                   E37V
                                                             B69V                                                E69V

Package                                                       1SA                         1SC                    1SA

Engine                                                        LN2                         LD9                    N/R

Automatic Transmission                                        MX1                         MXO                    MXO

Air Conditioning                                              C60                         Std                    C60

Seat Trim                                                     Std                         Std                  No 12C9

Power Locks                                                   xx                          AU3                     xx

Power Windows                                                 xx                          A31                     xx

Cruise Control                                                xx                          Std                    K34

Tilt Steering Wheel                                           xx                          Std                    N33

Radio                                                         UN6                         UP3                    UN6

Rear Defogger                                                 C49                         Std                    C49

Smokers Package                                               R8S                         R8S                    R8S

Wheels                                                        xx                           xx                     xx

Rear Deck Lid Spoiler                                         xx                           xx                   T43**

Approved Colors                                            16,22,37                      16,37                 16,42,37
                                                           43,49,81                      43,81                 49,81,72
                                             --------------------------------------------------------------------------------


                         (RESTUBBED FROM TABLE ABOVE)

                                             --------------------------------------------------------------------------
OPTIONS                                               Grand Prix***           Bonneville             Trans Sport
-----------------------------------------------------------------------------------------------------------------------
                                                           J69                   X69V                    M06


Package                                                    1SB                    1SB                    R811

Engine                                                     N/R                    N/R                    Std

Automatic Transmission                                     Std                    Std                    Std

Air Conditioning                                           Std                    Std                    Std

Seat Trim                                                  Std                    Std                    Std

Power Locks                                                Std                    Std                    Std

Power Windows                                              Std                    Std                    Std

Cruise Control                                             Std                    Std                    Std

Tilt Steering Wheel                                        Std                    Std                    Std

Radio                                                      Std                    Std                    Std

Rear Defogger                                              Std                    Std                    N/R

Smokers Package                                             xx                    xx                      xx

Wheels                                                      xx                    PF5                     xx

Rear Deck Lid Spoiler                                       xx                    T43                     xx

Approved Colors                                          15,35,42              16,34,43                 09,16
                                                       49,53,81****              48,50                 35,42,49
                                             --------------------------------------------------------------------------

* Sunfire 30% Coupes
** Grand Am - spoiler required on all coupes & 50% of sedans
*** Not available until January 1997 production Transport - recommend power sliding door (E58) **** Color 81 available on coupe only

                                        1997
                      MY DAILY RENTAL REPURCHASE PROGRAM GUIDLINES


Buick Required Minimum Equipment Levels


                                     --------------------------------------------------------------------------------
OPTIONS                                   Skylark Custom           LeSabre Custom       Park Avenue
---------------------------------------------------------------------------------------------------------------------
                                                J69                     P69             W69

Minimum Option Package                          SA                       SA             SA

4 Cyl Engine                                    STD                     xxx             xxx

V-6 Engine                                      xx                      Std             Std

Cruise Control                                  K34                     K34             Std

Driver's Power Seat                             xx                      AG1             Std

Power Windows                              50% with A31                 Std             Std

Seats                                           xx                      AG1

AM/FM Cassette                                 UN6*                     UN6             Std
                                     --------------------------------------------------------------------------------


Unacceptable Colors:  36 Lt. Adriatic Blue, 41 Black, 47 Medium Autumn Green, 81 Bright Red, 89 Royal Orchid Pearl

Color Restriction:  White (16) cannot exceed 40% usage

*Revised 6/18/96

                        1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDLINES


                           OLDSMOBILE REQUIRED MINIMUM EQUIPMENT LEVELS

REVISED 6-6-96


                                     ----------------------------------------------------------------------------------
OPTIONS                                    Achieva*             Supreme           Eighty Eight             LSS
                                                                                       LS
-----------------------------------------------------------------------------------------------------------------------
                                             L37NV               H47WV                N69HV               Y69HV
                                             L69NV               H69WV


Package                                       R7B                 R7A                  R7B                R7C**

Engine                                        Std                 N/R                  Std                 Std

Automatic Transmission                        Std                 Std                  Std                 Std

Air Conditioning                              Std                 Std                  Std                 Std

Seat Trim                                     N/R                 N/R                  N/R                 N/R

Radio                                         Std                 Std                  Std                 Std

Rear Defogger                                 Std                 Std                  Std                 Std
                                     ----------------------------------------------------------------------------------

                         (RESTUBBED FROM TABLE ABOVE)

                                     ----------------------------------------------------------------------------------
OPTIONS                                    Regency             Silhouette           Bravada              Aurora

-----------------------------------------------------------------------------------------------------------------------
                                            C69HV                M06UV               V06TV                R29GV
                                                                 N06UV
                                                                 M16UV

Package                                      R7D                Any Pkg.              R7A                  R7A

Engine                                       Std                  Std                 Std                  Std

Automatic Transmission                       Std                  Std                 Std                  Std

Air Conditioning                             Std                  Std                 Std                  Std

Seat Trim                                    N/R                  N/R                 N/R                  N/R

Radio                                        Std                  Std                 Std                  Std

Rear Defogger                                Std                  Std                 Std                  Std
                                     ----------------------------------------------------------------------------------

Unacceptable Color:  Black

Note: No additions or deletions to any package except for (plus) BF9 floor mat delete.

N/R:  Not Restricted
* MM5 Restricted
** REVISION FROM PREVIOUS REPORT

                    1997 MY DAILY RENTAL REPURCHASE PROGRAM
                                   GUIDELINES

                           CADILLAC REQUIRED MINIMUM
                                EQUIPMENT LEVELS


SEDAN DeVILLE (6KD69)    Leather Interior
                         Emission System Code
                         Accept Stripe (standard but color must be specified)
                         1SB (standard)

COLOR (code)             TRIM (code)                   TRIM (code)
------------             -----------                   -----------
06-Mulberry              152-Neutral Shale             772-Mulberry
17-Silver Mist           212-Dark Blue                 772-Mulberry
33-Frost Beige           152-Neutral Shale
38-Emerald Green         152-Neutral Shale             992-Neutral Shale w/Gray
40-Cotillion White       152-Neutral Shale             212-Dark Blue
46-Shale                 152-Neutral Shale             772-Mulberry
                         212-Dark Blue                 922-Neutral Shale w/Gray
54-Sea Mist Green        422-Sea Mist Green            152-Neutral Shale
57-Shale Beige           152-Neutral Shale             722-Mulberry
77-Dark Cherry           152-Neutral Shale             922-Neutral Shale w/Gray
91-Polo Green            152-Neutral Shale             422-Sea Mist Green
                         922-Neutral Shale w/Gray

                                      1997 MY DAILY RENTAL REPURCHASE PROGRAM
                                                    GUIDELINES

                                             CADILLAC REQUIRED MINIMUM
                                                 EQUIPMENT LEVELS


SEVILLE SLS (6KS69)      Option Group WA9 includes the following:

                         Leather Seating Areas
                         Lumbar Support - 4 way power
                         Sport Interior - includes full floor console
                                          with transmission shift handle
                                          and analog instrument cluster
                         Accent Stripe (standard but color must be specified) Emission System Code
                         VK3 Front License Plate Mounting

COLOR (code)             TRIM (code)
------------             -----------
06-Mulberry              154-Neutral Shale
                         924-Neutral Shale w/Gray
17-Silver Mist           214-Dark Blue
33-Frost Beige           154-Neutral Shale
38-Emerald Green         154-Neutral Shale
                         924-Neutral Shale w/Gray
40-Cotillion White       154-Neutral Shale
                         214-Dark Blue
                         774-Mulberry
46-Shale                 154-Neutral Shale
                         214-Dark Blue
                         774-Mulberry
                         924-Neutral Shale w/Gray
57-Shale Beige           154-Neutral Shale
77-Dark Cherry           154-Neutral Shale
                         774-Mulberry
                         924-Neutral Shale w/Gray
91-Polo green            154-Neutral Shale
                         664-Beechwood
                         924-Neutral Shale w/Gray

               1997 MY DAILY RENTAL REPURCHASE PROGRAM GUIDELINES


                  GMC Truck Required Minimum Equipment Levels


                       --------------------------------------------------------
OPTIONS                  SAVANA    SAVANA     SAVANA      SAFARI    JIMMY 4 DR
-------------------------------------------------------------------------------

                         TG11406   TG21406    TG31406    TM11006     TS10506
                                   TG21706    TG31706    TL11006     TT10506

Package                    1SC       1SB        1SB        1SB       1SJ/1SK

Engine                     L30       L31        L31        L35         L35

Automatic Transmission     M30       MT1        MT1        M30         M30

Air Conditioning           C69       C69        C69        STD         STD

Seat Trim                  **G       **G        **G        **G         **H

Radio                      UM6       UM6        UM6        UM6         UM6

Rear Defogger              XX        XX         XX          XX         ZM8

Rear Axle Ratio            GU6       GT4        GT4         XX          XX

Moldings                   XX        XX         XX         B74          XX

Mirrors                    XX        XX         XX         D48          XX

Seat                       XX        XX         XX         ZP8          XX

Paint                      ZY1       ZY1        ZY1        ZY1         ZY1

Wheels                     XX        XX         XX         PA6          XX
                       --------------------------------------------------------


NOTE:  MODELS ALSO REQUIRE:
BQ0/BQ1/BQ2/BTF/FB7/FCA/FCB/KCV/V6F